Exhibit 99.2

Rocky Mountain Hydroponics, LLC and Evergreen Garden Centers, LLC
Summary of Unaudited Pro-Forma Condensed Consolidated Financial Statements

On June 7, 2013, GH completed the purchase of the of Rocky Mountain Hydroponics, LLC., a Colorado limited liability company (“RMC”), Evergreen Garden Center, LLC, a Maine limited liability company (“EGC”). The effective date of the RMH/EGC Agreement was June 7, 2013. The RMH/EGC Agreement included all of the assets and liabilities of the RMH Companies, and in specific, their 4 retail hydroponics stores, which are located in Vail and Boulder, Colorado, Peabody, Massachusetts, and Portland, Maine. Per the terms of the RMH/EGC Agreement, GrowLife, Inc. paid the former owners of the RMH Companies $550,000 in cash, $800,000 in 12% Secured Convertible Notes, and $275,000 (7,857,141 shares at $0.035/share) in shares of GrowLife, Inc.’s common stock.

The Company has estimated that the fair value of the assets purchased to be $2,012,614. The purchase price has been allocated to specific identifiable tangible and intangible assets at their fair value at the date of the purchase in accordance with Accounting Standards Codification 805, “Business Combinations”, as follows:

Assets	$907,131
Intangible assets	90,000
Goodwill	1,015,483
Total	2,012,614
Less fair value of liabilities assumed	(387,614)
Purchase price	$1,625,000

At the time of this filing the Company had retained the services of an independent third-party to perform a detailed valuation and purchase price allocation with regard to its purchase of RMH/EGC. Should the results of the third party evaluation differ from those above; the Company will make the necessary financial adjustments at that time.

The Company will expense the $90,000 of intangible assets at the rate of $1,500 per month over 5 years.

The unaudited pro forma balance sheet as of March 31, 2013 and the unaudited consolidated statement of operations for the year ended December 31, 2012 and the three months ended March 31, 2013 presented herein gives effect to the acquisition as if the transaction had occurred at the beginning of such period and includes certain adjustments that are directly attributable to the transaction, which are expected to have a continuing impact on the Company, and are factually supportable, as summarized in the accompanying notes.

The unaudited pro forma condensed consolidated financial information is provided for illustrative purposes only. The unaudited pro forma condensed consolidated financial information presented herein is based on management’s estimate of the effects of the acquisition, had such transaction occurred on the dates indicated herein, based on currently available information and certain assumptions and estimates that the Company believes are reasonable under the circumstances. The unaudited pro forma condensed consolidated financial information is not necessarily indicative of the results of operations or financial position that actually would have been achieved had the acquisition been consummated on the dates indicated, or that may be achieved in the future.

The unaudited pro forma condensed consolidated financial information presented herein should be read in conjunction with the financial statements of the Company contained elsewhere in this Current Report on Form 8-K, as filed with the Securities and Exchange Commission, GrowLife’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012, as filed with the Securities and Exchange Commission on April 1, 2013, and GrowLife’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2013, as filed with the Securities and Exchange Commission on November 14, 2013.

GrowLife, Inc., Rocky Mountain Hydroponics, LLC and Evergreen Garden Center, LLC
Pro-Forma Balance Sheet
As of March 31, 2013
(Unaudited)

	GrowLife, Inc.	RMH, LLC & EGC, LLC	Pro-Forma Adjustment		Total

ASSETS
Current Assets
Cash	$246,640	$84,414	$(84,416)	(a)	$246,638
Restricted cash	46,400	-	-		46,400
Accounts receivable, net	4,456	-	-		4,456
Inventory, net	337,073	696,213	-		1,033,286
Prepaid expenses	10,952	16,483	-		27,435
Total current assets	645,521	797,110	(84,416)		1,358,215

Property and equipment, net	16,529	54,231	-		70,760
Intangibles	481,351	-	90,000	(b)	571,351
Goodwill	279,515	-	1,137,473	(c)	1,416,988
Deposits	15,990	2,105	-		18,095

Total Assets	$1,438,906	$853,446	$1,143,057		$3,435,410

LIABILITIES AND EQUITY
Current liabilities
Accounts payable	$216,043	$313,928	$-		$529,971
Accrued expenses	50,758	56,123	-		106,881
Deferred revenue	20,501	-	-		20,501
Note payable & accrued interest, related party	25,070	74,892	(73,438)	(d)	26,524
Total current liabilities	312,372	444,943	(73,438)		683,877

Long-term debt
12% Senior secured convertible notes	-	-	800,000	(e)	800,000
7% Senior secured convertible notes, net of discount	-	-	550,000	(f)	550,000
6% Senior secured convertible notes, net of discount	954,193	-	-		954,193
Total long-term debt	954,193	-	1,350,000		2,304,193

Total liabilities	1,266,565	444,943	1,276,562		2,988,070

Equity (Deficit)
Member interests	-	324,089	(324,089)	(g)	-
Common Stock	49,611	-	786	(h)	50,397
Additional Paid-in-Capital	4,326,258	-	274,214	(i)	4,600,472
Accumulated deficit	(4,203,528)	84,414	(84,414)	(g)	(4,203,528)
Total equity (deficit)	172,341	408,503	(133,503)		447,341

Total liabilities and equity (deficit)	$1,438,906	$853,446	$1,143,059		$3,435,411

The accompanying notes are an integral part of these unaudited consolidated financial statements.

Pro-forma adjustment
(a) To reflect that no cash was acquired on the date of acquisition by GrowLife, Inc.
(b) To record intangible assets acquired by GrowLife, Inc. on the date of acquisition
(c) To record the value of goodwill on the date of acquisition
(d) To reflect the amount of RMH/EGC related party notes payable and accrued interest not acquired by GrowLife, Inc. on the date of acquisition.
(e) To record the issuance of $800,000 of 12% convertible notes payable to the former owners of
RMH/EGC on the date of acquisition.
(f) To record the issuance of the $550,000 Revolving Promissory Note issued June 7, 2013, the proceeds from which were used to purchase RMH/EGC.
(g) To reflect that no equity was acquired/exchanged on the date of acquisition by GrowLife, Inc.
(h) To record the $786 par value related to the 7,857,141 shares of the Company's common stock issued to the former owners of RMH/EGC on the date of acquisition.
(i) To record the $274,214 additional paid-in-capital related to the 7,857,141 shares of the Company's common stock issued to the former owners of RMH/EGC on the date of acquisition.

GrowLife, Inc., Rocky Mountain Hydroponics, LLC and Evergreen Garden Center, LLC
Pro-Forma Statement of Operations
For the Year Ended December 31, 2012
(Unaudited)

	GrowLife, Inc.	RMH, LLC & EGC, LLC	Pro-Forma Adjustment		Total

Revenue	$1,450,745	$3,606,995	$-		$5,057,740

Cost of goods sold	1,038,771	2,451,005	-		3,489,776

Gross profit	411,974	1,155,990	-		1,567,964

General and administrative expenses	1,683,049	1,061,591	-		2,744,640

Income (loss) from operations	(1,271,075)	94,399	-		(1,176,676)

Other expenses:
Impairment of Goodwill	(634,128)	-	-		(634,128)
Loss on extinguishment of debt	(428,467)	-	-		(428,467)
Change in fair value of derivatives	525,619	-	-		525,619
Interest expense, net	(378,253)	5	-		(378,248)

Net income (loss)	$(2,186,304)	$94,404	$-		$(2,091,900)

Net loss per share of common stock	$(0.01)	$-	$-		$(0.01)

Weighted average shares outstanding	245,420,970	-	7,857,141	(a)	253,278,111

The accompanying notes are an integral part of these unaudited consolidated financial statements.

(a) To record the issuance of 7,857,141 shares of the Company's common stock to acquire all of the Member interests of Rocky Mountain Hydroponics, LLC and Evergreen Garden Center, LLC that were outstanding at the time of the acquisition

GrowLife, Inc., Rocky Mountain Hydroponics, LLC and Evergreen Garden Center, LLC
Pro-Forma Statement of Operations
For the Three Months Ended March 31, 2013
(Unaudited)

	GrowLife, Inc.	RMH, LLC & EGC, LLC	Pro-Forma Adjustment		Total

Revenue	$760,709	$1,014,513	$-		$1,775,222

Cost of goods sold	511,583	728,129	-		1,239,712

Gross profit	249,126	286,384	-		535,510

General and administrative expenses	736,118	284,659	-		1,020,777

Income (loss) from operations	(486,992)	1,725	-		(485,267)

Other expenses:
Loss on extinguishment of debt	(2,750)	-	-		(2,750)
Change in fair value of derivatives	(169,753)	-	-		(169,753)
Other income (expense)	-	524	-		524
Interest expense, net	(523,467)	-	-		(523,467)

Net income (loss)	$(1,182,962)	$2,249	$-		$(1,180,713)

Net loss per share of common stock	$(0.00)	$-	$-		$(0.00)

Weighted average shares outstanding	443,605,824	-	7,857,141	(a)	451,462,965

The accompanying notes are an integral part of these unaudited consolidated financial statements.

(a) To record the issuance of 7,857,141 shares of the Company's common stock to acquire all of the Member interests of Rocky Mountain Hydroponics, LLC and Evergreen Garden Center, LLC that were outstanding at the time of the acquisition